UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2021 (September 17, 2021)

HOWMET AEROSPACE INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3610	25-0317820
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Isabella Street, Suite 200
Pittsburgh, Pennsylvania	15212-5872
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations (412)-553-1950

Office of the Secretary (412) 553-1940

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	HWM	New York Stock Exchange
$3.75 Cumulative Preferred Stock, par value $100 per share	HWM PR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At a meeting held on September 17, 2021, the Board of Directors of Howmet Aerospace Inc. (the “Company”) amended the Company’s Executive Severance Plan and Change in Control Severance Plan to reduce, for a Tier I participant, (i) the multipliers used to calculate certain severance benefits by 0.5 and (ii) the post-termination period over which certain benefits are continued by six months.

In general, as a result of the changes to the plans, a Tier I participant who has a qualifying termination of employment will be eligible to receive cash severance of 1.5 times the sum of their annual base salary and applicable target annual cash incentive where termination is not in connection with a change in control of the Company (reduced from 2 times), and will be eligible to receive 2.5 times the sum of such amounts where termination is in connection with a change in control (reduced from 3 times). Further, the period over which a Tier I participant will generally be eligible for continued health benefits following a qualifying termination of employment, as well as to the cash value of continued benefits under applicable Company retirement plans, has been reduced from 24 to 18 months where the termination is not in connection with a change in control and from 36 to 30 months where the termination is in connection with a change in control.

Currently, only Tolga Oal, the Company’s Co-Chief Executive Officer, is a Tier I participant in the severance plans and Mr. Oal has previously agreed with these changes through his employment letter agreement dated as of February 24, 2020, which was previously disclosed by the Company on a Form 8-K filed on February 25, 2020.

The foregoing summary of the principal amendments to the Company’s severance plans does not purport to be complete, does not describe other benefits under the plans not impacted by the current amendments, and is subject to, and qualified by, the full text of the amended and restated plans which are attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

10.1	Howmet Aerospace Inc. Executive Severance Plan, as Amended and Restated, effective September 17, 2021.

10.2	Howmet Aerospace Inc. Change in Control Severance Plan, as Amended and Restated, effective September 17, 2021.

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2021

HOWMET AEROSPACE INC.

By:	/s/ Lola F. Lin
Name:	Lola F. Lin
Title:	Executive Vice President, Chief Legal Officer and Secretary